Exhibit 10.4
THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. ROADHOUSE GRILL, INC. (THE “COMPANY”) WILL TRANSFER SUCH WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF ONLY UPON RECEIPT OF AN OPINION OF COUNSEL OR OTHER EVIDENCE, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS.
STOCK WARRANT CERTIFICATE
ROADHOUSE GRILL, INC.
For the Purchase of Shares of Common Stock of Roadhouse Grill, Inc.
As of October 6, 2005
     FOR VALUE RECEIVED, BERJAYA GROUP (CAYMAN) LIMITED, or its registered assign(s) (the holder hereof at all times being referred to herein as the “Holder”) is hereby granted the right to purchase from ROADHOUSE GRILL, INC., a Florida corporation (the “Company”), 4,474,337 shares of the authorized but unissued common stock of the Company, par value $0.03 per share (the “Common Stock”) (collectively, the “Warrant Shares”) at an exercise price of $0.001 per share (the “Exercise Price”), exercisable in whole or in part from time to time, during the exercise period (the “Exercise Period”) that begins on January 1, 2006 and ends on March 31, 2007 (the “Expiration Date”), on the terms and conditions set forth in this Common Stock Warrant Certificate (the “Warrant Certificate”). The rights granted to the holder are sometimes collectively referred to herein as the “Warrant.”
1.	EXERCISE
1.1.	EXERCISE OF WARRANT. On January 1, 2006, this Warrant shall become exercisable, in whole or in part, at the option of the Holder. At any such time, the Holder shall have the right to purchase all or a portion of the Warrant Shares. If this Warrant is exercised only in part, this Warrant shall remain exercisable as to the balance of the Warrant Shares until the Expiration Date. This Warrant shall be issued by (i) surrendering this Warrant Certificate, with the form of exercise notice attached hereto as EXHIBIT A duly executed by the Holder, to the Company at its principal office, and (ii) making payment to the Company of the aggregate Exercise Price for the Warrant Shares being purchased in cash, by certified check, bank check or wire transfer to an account designated by the Company. If this Warrant is exercised in part, the Holder shall receive a replacement Warrant Certificate for the balance of the Warrant Shares.

1.2.	ISSUANCE OF WARRANT SHARES. The Warrant Shares purchased shall be issued as of the close of business on the date on which all actions required to be taken by the Holder and all payments required to be received by the Company, pursuant to Section 1.1, shall have been so taken and received. Certificates for the Warrant Shares so purchased shall be delivered, to the extent possible, in such denomination or denominations as the Holder shall reasonably request and shall be registered in the name of the Holder or such other name or names as shall be designated by the Holder, and shall be delivered to the Holder or such other person to as soon as practicable after this Warrant is surrendered and the Exercise Price is received, but in any event within 10 business days thereafter.

1.3.	ANTI-DILUTION. If at any time prior to the Expiration Date, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend, stock split up, division of shares or any recapitalization resulting in a combination or exchange of shares, then and in that event appropriate adjustment shall be made in the number of Warrant Shares and the Exercise Price so that the same percentage of the Company’s issued and outstanding Shares shall continue to be subject to this Warrant.

1.4.	LEGEND. The certificates representing the Warrant Shares shall bear the following legend unless and until the Company shall have received a no-action letter from the Securities and Exchange Commission, as opinion of counsel, or other evidence, in form and substance reasonably satisfactory to the Company, that such legend is not required in order to ensure compliance with the Securities Act:

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY COUNTRY AND/OR STATE WITH RESPECT THERETO, OR IN ACCORDANCE WITH AN OPINION OF COUNSEL OR OTHER EVIDENCE IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

1.5.	RESERVATION AND AUTHORIZATION OF COMMON STOCK, REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY. From and after the date hereof, the Company shall at all times reserve and keep available for issuance upon the exercise of the Warrant such number of its authorized but unissued shares of Common Stock, free from preemptive rights, as will be sufficient to permit the exercise in full of the Warrant. All shares of Common Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of any mortgage, pledge, deed of trust, lien, charge, encumbrance or security interest of any kind.

If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.
1.6.	TERMINATION. The Holder’s rights under this Warrant Certificate will terminate, and this Warrant shall be null and void, to the extent not then exercised, if on or before March 31, 2007 the Company completes (i) a sale of substantially all of its assets or (ii) a merger with or into another entity involving a complete change of ownership of the Company.
2.	RIGHTS OF THE HOLDER
2.1.	NO RIGHTS AS SHAREHOLDER. The Holder shall not, solely by virtue of this Warrant and prior to the issuance of the Warrant Shares upon due exercise hereof, be entitled to any rights of a shareholder in the Company.
3.	TRANSFER OR LOSS OF WARRANT
3.1.	TRANSFER. Subject to compliance with federal and state securities laws, the Holder may sell, assign, transfer or otherwise dispose of this Warrant and the holder(s) of the Warrant Shares acquired upon the exercise of the Warrant may sell, assign, transfer or otherwise dispose of all or any portion of such Warrant Shares at any time and from time to time. Upon the sale, assignment, transfer or other disposition of the Warrant, the Holder shall deliver to the Company a written notice of such in the form attached hereto as EXHIBIT B duly executed by Holder which includes the identity and address of any such purchaser, assignor or transferee.

3.2.	LOSS. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification or bond, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.
4.	MISCELLANEOUS
4.1.	NOTICE. All notices, requests, demands, and other communications hereunder shall be in writing and shall be delivered via certified or registered mail (first class postage pre-paid), or guaranteed overnight delivery, to the Company, at the following address:
2703-A Gateway Drive
Pompano Beach, Florida 33069
Facsimile: (954) 969-5422
Attn: Michael C. Brant, Chief Financial Officer

With Copy to:
Philip B. Schwartz, Esq.
Akerman Senterfitt
One Southeast Third Avenue, 28th Floor
Miami, Florida 33131
Facsimile: (305) 374-5095
4.2.	EXPENSES; TAXES. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive rights and free and clear of any mortgage, pledge, deed of trust, lien, charge, encumbrance or security interest of any kind. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to any such stock issuance or transfer or the transactions contemplated hereby (other than taxes on the income of any holder of Warrant Shares or any such holder’s franchise taxes), unless such tax or charge is imposed by applicable law upon such holder, in which case such taxes or charges shall be paid by such holder, and the Company shall reimburse such holder therefor on an after-tax basis; provided that such holder shall be required to pay any taxes with respect to any transfer of such Common Stock to any other person.

4.3.	NO IMPAIRMENT; REGULATORY COMPLIANCE COOPERATION; FURTHER ASSURANCES. The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value (if any) of any shares of Common Stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of any mortgage, pledge, deed of trust, lien, charge, encumbrance or security interest of any kind, (c) obtain all such authorizations, exemptions or consents from any governmental authority as may be necessary to enable the Company to perform its obligations under this Warrant and (d) execute, acknowledge and deliver such other further agreements, instruments and documents and do such further acts as may be necessary to preserve and maintain in full force and effect this Warrant and the rights of the Holder herein and to carry out more effectively the provisions and purposes of this Warrant.

4.4.	AMENDMENT; WAIVER. This Warrant Certificate may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by the Company and the Holder. No failure to exercise, and no delay in exercising, any right, power or privilege under this Warrant Certificate shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the Company and the Holder. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts.

4.5.	HEADINGS. The headings contained in this Warrant Certificate are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Warrant Certificate.

4.6.	GOVERNING LAW; INTERPRETATION. This Warrant Certificate shall be construed in accordance with and governed for all purposes by the laws of the State of Florida.
     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed and delivered, effective as of the day and year first above written.

ROADHOUSE GRILL, INC.
By:	/s/ Ayman Sabi
Ayman Sabi, President and Chief
Executive Officer

EXHIBIT A
EXERCISE NOTICE
[To be executed only upon exercise of the Warrant]
     The undersigned registered owner of the attached Warrant Certificate irrevocably exercises this Warrant for the purchase of the number of shares of common stock, par value $0.03 per share (the “Common Stock”) of Roadhouse Grill, Inc. (the “Company”) as is set forth below, and herewith makes payment therefor,. All at the price and on the terms and conditions specified in the attached Warrant Certificate and requests that certificates for the shares of Common Stock hereby purchased be issued in the name of and delivered to the person specified below whose address is set forth below.
Date:
Amount of Shares purchased:
Aggregate Purchase Price:
Printed Name of Registered Holder:
Signature of Registered Holder:
NOTICE: The signature on this Exercise Notice must correspond with the name as written upon the face of the attached Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.
Stock certificates to be issued and registered in the following name, and delivered to the following address:
Name:
Street Address:

City, State, Zip Code

EXHIBIT B
ASSIGNMENT NOTICE
[To be exercised only upon transfer of Warrant]
     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the person named below, whose address is set forth below, the rights represented by the attached Warrant Certificate to purchase the number of shares of common stock, par value $0.03 per share (“Common Stock”), of Roadhouse Grill, Inc. (the “Company”), as is set forth below, to which the attached Warrant Certificate relates, and appoints ___attorney to transfer such rights on the books of the Company with full power of substitution in the premises. If such shares of Common Stock of the Company shall not include all of the shares of Common Stock now and hereafter issuable as provided in the attached Warrant Certificate, then the Company shall promptly issue to the undersigned a new Warrant Certificate of like tenor and date for the balance of the Common Stock issuable thereunder.
Date:
Amount of Shares purchased:
Aggregate Purchase Price:
Printed Name of Registered Holder:
Signature of Registered Holder:
NOTICE: The signature on this Assignment Notice must correspond with the name as written upon the face of the attached Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.
Stock certificates to be issued and registered in the following name, and delivered to the following address:
Name:
Street Address:

City, State, Zip Code